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                                                     NYGCSA

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                 GLOBAL CUSTODIAL SERVICES
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                         AGREEMENT
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19
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                                                                        NYGCSA

THIS  GLOBAL  CUSTODIAL  SERVICES  AGREEMENT  is made on the
____ day of ________,  2002, by and between each  investment company  identified  on  Appendix  A attached  hereto  (each hereinafter  referred to as the "Client")  individually  and severally,  and not jointly and severally,  and Citibank, N.
A. (the "Custodian").
1.    DEFINITIONS
      -----------

      "Agreement"  means  this  Global  Custodial   Services
Agreement,  as  amended  from  time to time,  and any  other terms  and  conditions  agreed  upon by the  Client  and the
Custodian  in writing from time to time in  connection  with this Agreement.

      "Assured    Income   Payment    Service"   means   the
Custodian's  services in which interest,  dividends or other such periodic  income,  to which the Client is entitled,  on
Securities  specified by the Custodian  from time to time at its  absolute  discretion,  are credited to the Custody Cash
Account in respect of such Securities.

      "Assured  Income  Payment  Standards"  means the terms
and   conditions   governing  the  Assured   Income  Payment
Service,  as such terms and  conditions  are amended  and/or supplemented  from  time to  time  by,  and at the  absolute discretion of, the Custodian.

      "Assured   Payment"   means,   in  relation  to  those
Securities  specified  by the  Custodian  under the  Assured
Income  Payment  Service,  an amount equal to the  interest, dividends  or  periodic  income that is due to the Client in respect of such Securities less any taxes,  duties,  levies,
charges  or  any  other  withholding   payments  payable  in
respect of such interest, dividends or periodic income.

      "Assured  Payment  Date"  means,  in  relation  to the
payment of any interest,  dividend or periodic income of any particular  Securities  specified by the Custodian under the
Assured  Income  Payment  Service,  the date on  which  such interest,  dividend or periodic  income is normally  payable in respect of such  Securities  or such other date as may be notified by the Custodian to the Client from time to time.

      "Authorized  Person" means (i) any person who has been
authorized  by  the  Client  (including,  for  avoidance  of doubt, any officer or employee of such agent or person),  by notice in writing to the Custodian,  to act on its behalf in the  performance  of any act,  discretion or duty under this
Agreement,  or (ii) any other person holding a duly executed power  of  attorney  from  the  Client  which  is in a  form acceptable to the Custodian.

      "Branch" means any branch or office of Citibank, N.A.

      "Citicorp   Organization"   means   Citicorp  and  any
company of which Citicorp is, now or hereafter,  directly or indirectly  a  shareholder  or owner.  For the  purposes  of this  Agreement,  each  Branch  shall  be  deemed  to  be  a separate member of the Citicorp Organization.

      "Clearance  System" means The Federal  Reserve Bank of
New York, The Depository Trust Company,  Participants  Trust
Company,  Cedel Bank, S.A., the Euroclear System operated by
Morgan  Guaranty Trust Company of New York, the CREST system operated by CREST CO.  Limited,  the Central  Money  Markets
Office,  the Central  Gilts  Office and such other  clearing agency,  settlement system or depository as may from time to time be used in  connection  with  transactions  relating to
Securities,  and any nominee, clearing agency, or depository for any of the foregoing.

      "Custody   Account"  means  the  custody   account  or
accounts  in the name of the Client  and/or  such other name as the Client may reasonably  designate,  for the deposit of any  Property  (other than cash) from time to time  received by the Custodian for the account of the Client.

      "Custody  Cash  Account"  means  the cash  account  or
accounts,  which,  at the  discretion of the Client,  may be either a  subaccount(s)  of the Custody  Account or a demand deposit  account(s),  in the name of the Client  and/or such other name as the Client may reasonably  designate,  for the deposit of cash in any  currency  received by the  Custodian from time to time for the account of the Client,  whether by way of deposit or arising out of or in  connection  with any
Property in the Custody Account.

      "Deposit"  includes,  with  respect to any  Securities
not   physically   maintained  in  the   possession  of  the
Custodian  (e.g. with a Clearance  System or  Subcustodian), the crediting of such Securities to the Custody Account.

      "Fee  Agreement"  means  the  agreement   between  the
Custodian and the Client  setting forth the fees,  costs and expenses  to be  paid  by the  Client  to the  Custodian  in connection with the custodial  services provided pursuant to this Agreement,  as such fee agreement may be amended at the
Custodian's  reasonable  discretion  from  time  to  time by prior written agreement of the Custodian and the Client.

      "Hold"  includes,  with respect to any  Securities not
physically  maintained  in the  possession  of the Custodian
(e.g. with a Clearance System or Subcustodian),  maintaining the credit of such Securities to the Custody Account.

      "Instructions"   means   any  and   all   instructions
received by the Custodian  from,  or reasonably  believed by the  Custodian  in good  faith  to be from,  any  Authorized
Person, including any instructions  communicated through any manual or  electronic  medium or system  agreed  between the
Client and the  Custodian  and on such terms and  conditions as the Custodian and the Client may agree from time to time.

      "person"    means   any   person,    firm,    company,
corporation,  government, state or agency of a state, or any association or partnership  (whether or not having  separate legal personality) of two or more of the foregoing.

      "Property" means, as the context requires,  all or any
part of any  Securities,  cash,  or any other  property from time to time  held for the  Client  under  the terms of this
Agreement.

      "Rules"  means any  statutes,  rules  and  regulations
(whether of a local regulatory authority,  stock exchange or other entity) in any  jurisdiction  with which the Custodian may  from  time  to  time  be  required  to  comply  in  the provision of its services hereunder.

      "Securities" means bonds,  debentures,  notes, stocks,
shares,  securities or other financial assets including, but not limited to instruments  commonly  known as  derivatives, acceptable  to the  Custodian  and  all  moneys,  rights  or property  which  may  at  any  time  accrue  or  be  offered
(whether by way of bonus, redemption,  preference, option or otherwise)  in  respect  of  any of the  foregoing  and  any
certificates,   receipts,   warrants  or  other  instruments
(whether in registered or  unregistered  form)  representing rights to  receive,  purchase  or  subscribe  for any of the foregoing or evidencing or representing  any other rights or interests therein  (including,  without  limitation,  any of the foregoing not  constituted,  evidenced or represented by a  certificate  or  other  document  but by an  entry in the books or other  permanent  records of the issuer,  a trustee or other  fiduciary  thereof,  a  Clearance  System or other person).

      "Service   Standards"   means  any   written   service
standards  governing  the  day  to  day  operations  of  the custodial  services  which  may be  provided  to the  Client pursuant to this Agreement subject to such  modifications as may be agreed to by the Custodian and the Client.

      "Subcustodian"  means  a  subcustodian  (other  than a
Clearance   System)  appointed  by  the  Custodian  for  the
safe-keeping,  administration,  clearance and  settlement of
Securities.

      "Taxes" means all taxes, levies, imposts, charges,
assessments, deductions, withholdings and related
liabilities, including additions to tax, penalties and
interest imposed on or in respect of the Property, the
transactions effected under this Agreement or the Client;
PROVIDED THAT Taxes does not include income or franchise
taxes imposed on or measured by the net income of the
Custodian or its agents.

      "1940 Act" means the United States Investment Company
Act of 1940.

2.    APPOINTMENT OF CUSTODIAN
      ------------------------

(A)   The Client  hereby  appoints  the  Custodian to act as
its  custodian  in  accordance  with the  terms  hereof  and authorizes  the Custodian to establish on its books,  on the
terms  of  this  Agreement,   the  Custody  Account,  to  be
designated to show that the Securities  belong to the Client and are  segregated  from  the  Custodian's  assets  and the
Custody  Cash Account.

(B)   Subject to the express  terms of this  Agreement,  the
Client  understands  and  agrees  that the  obligations  and duties  hereunder of the Custodian  shall be performed  only by the  Custodian  or its  agents,  and  shall not be deemed obligations  or duties of any other  member of the  Citicorp
Organization   unless   appointed  by  the   Custodian,   as
contemplated  hereby.  The Client  agrees that the Custodian may register or record legal title to any  Securities in the name of a nominee  company or a Subcustodian in the Citicorp
Organization  and  may  appoint  a  member  of the  Citicorp
Organization to be a Subcustodian;  provided,  however,  the
Custodian's  books  and  records  shall  reflect  that  such securities are held for the benefit of the Client.

(C)   The Client  agrees to take any such  action  which may
be necessary  and to execute  further  documents and provide
such   materials  and   information  as  may  be  reasonably
requested  by the  Custodian  to  enable  the  Custodian  to perform  the duties and  obligations  under this  Agreement, including  participation in any relevant  Clearance  System, and will notify the  Custodian  as soon as it becomes  aware of any inaccuracy in such materials or information.

(D)   All custody services by the Custodian  hereunder shall
be provided in  accordance  with the  Service  Standards,  a copy of which the  Custodian  may supply to the Client  from time to time.  In the  event  of any  conflict  between  any term of this Global  Custodial  Services  Agreement  and any
term  of  the  Service   Standards,   the  Global  Custodial
Services Agreement shall prevail with respect to such term.

(E)   The  Client   agrees  to  comply  with  any   relevant
security  procedures  relating to the  provision  of custody services  under this  Agreement  which may be imposed on the
Client  by  any  relevant  Clearance  System,  any  relevant securities  market,  or as  may be  agreed  to  between  the
Client and the Custodian  from time to time, as the case may
be.

3.    PROPERTY ACCEPTED
      -----------------

(A)   Subject to Section 3(C) below,  the  Custodian  agrees
to accept for custody in the Custody  Account any Securities which  are  capable  of  deposit  under  the  terms  of this
Agreement.

(B)   Subject to Section 3(C) below,  the  Custodian  agrees
to accept for deposit in the Custody Cash  Account,  cash in any currency (which shall, if necessary,  be credited by the
Custodian   to   different   accounts   in  the   currencies
concerned),  such  cash  to be  owed  to the  Client  by the
Custodian as banker.

(C)   The Custodian may in its reasonable  discretion refuse
to  accept  (in whole or in part) any  proposed  deposit  in either the Custody  Account or the Custody  Cash  Account if the Custodian  reasonably  believes  that the  acceptance of such  deposit  would  violate  any  law,  rule,  regulation, practice or policy to which the  Custodian  is subject.  The
Custodian  shall  immediately  notify the Client of any such refusal and shall, to the extent  possible  without any such violation,  establish  lawful  custody  thereof  subject  to
Client's approval.

4.    REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS
      --------------------------------------------

(A)   The Client hereby represents,  warrants and undertakes
to the Custodian that:

      (i)   it is duly organized and validly  existing under
            the   laws   of   the    jurisdiction   of   its
            organization;

      (ii)  during  the term of this  Agreement  it (and any
            person  on whose  behalf  it may act as agent or
            otherwise in a representative  capacity) has and
            will  continue to have,  or will take all action
            necessary   to   obtain,   full   capacity   and
            authority  to enter into this  Agreement  and to
            carry out the transactions  contemplated herein,
            and has  taken  and  will  continue  to take all
            action  to  authorize  the  execution,  delivery
            and  performance  of  obligations of the Client,
            and  the  validity  and  enforceability  of such
            obligations  and the  rights  of the  Custodian,
            under this Agreement;

       (iii)except  as   provided   in  Clause  16  of  this
            Agreement   or   resulting   from  acts  of  the
            Custodian,  the  Client  shall,  at all times be
            entitled or otherwise  authorized  to deal with,
            and   dispose   of,  all  or  any  part  of  the
            Property,  whether through a relevant  Clearance
            System or  otherwise,  except for any  necessary
            government    consents    in   any    applicable
            jurisdiction;    (which    Client    shall   use
            commercially reasonable efforts to obtain).

(iv)  Subject  to  paragraph   14(N),  it  will  assert  its
             interest in Property  held by the  Custodian in
             any  Clearance  System  only  in  such a way as
             could  not  prevent  a  transfer  of title to a
             unit of such  Property by the  Custodian (or by
             any  other   person)  where  such  transfer  is
             required  by  the  Clearance  System;  provided
             that nothing  further  shall limit the Client's
             rights pursuant to Section 15 hereof.

(v)   this  Agreement  is legal,  valid and  binding  on the
             Client;

(vi)  on or prior to the  execution of this  Agreement,  the
             Client has provided to the Custodian  certified
             true    copies   of   evidence   of   the   due
             authorization  for the execution,  delivery and
             performance of this Agreement;

(vii) except as  provided  in  Clause 16 of this  Agreement,
             all  Property   deposited  with  the  Custodian
             shall,  at all times, be free from all charges,
             mortgages,  pledges or other such encumbrances,
             other   than   arising   in   connection   with
             settlement,  or to the  extent  resulting  from
             the acts of the Custodian.

The Client  agrees to inform the  Custodian  promptly if any statement  set forth in this  Section 4(A) ceases to be true and correct as of any date after the date hereof.

(B)   The   Custodian   hereby   represents,   warrants  and
undertakes to the Client that:

      (i)   it is duly organized and validly  existing under
            the   laws   of   the    jurisdiction   of   its
            organization;

      (ii)  during  the  term of this  Agreement  it has and
            will  continue to have,  or will take all action
            necessary   to   obtain,   full   capacity   and
            authority  to enter into this  Agreement  and to
            carry out the transactions  contemplated herein,
            and has  taken  and  will  continue  to take all
            action  (including,   without  limitation,   the
            obtaining   of   all   necessary    governmental
            consents  in  any  applicable  jurisdiction)  to
            authorize    the    execution,    delivery   and
            performance   of   the    obligations   of   the
            Custodian,  and the validity and  enforceability
            of such  obligations  and the  rights  of Client
            under this Agreement; and

      (iii) this  Agreement  is legal,  valid and binding on
            the Custodian.

The  Custodian  agrees to inform the Client  promptly if any statement  set forth in this  Section 4(B) ceases to be true and correct as of any date after the date hereof.

5.    INSTRUCTIONS
      ------------

(A)   The  Custodian  may, in its  absolute  discretion  and
without liability on its part,  except for negligence,  rely and  act  upon  (and  the  Client  shall  be  bound  by) any
Instructions.  Instructions  shall  continue  in full  force and effect until canceled or  superseded;  PROVIDED THAT any
                                           -------------
Instruction  canceling or  superseding  a prior  Instruction must be received by the  Custodian at a time and in a manner that accords the Custodian a reasonable  opportunity  to act upon such  Instruction.  The Custodian  shall be entitled to rely upon the continued  authority of any Authorized  Person to give  Instructions  until the Custodian  receives  notice from the Client to the contrary.

(B)   Instructions  shall be  governed  by and  carried  out
subject to the prevailing laws, Rules,  operating procedures
and  market   practice  of  any  relevant  stock   exchange,
Clearance  System or market where or through  which they are to be executed or carried  out, and shall be acted upon only during banking hours  (including  applicable  cut-off times)
and on banking days when the  applicable  financial  markets are open for business.

(C)   Instructions  delivered to the  Custodian by telephone
or  facsimile  shall be promptly  confirmed  in writing,  by tested telex,  SWIFT,  letter,  the Custodian's  proprietary electronic  banking  system or as  provided  in the  Service
Standards,  such confirmation shall, where relevant, be made by an Authorized  Person.  However,  the  Custodian  may, in
its  absolute  discretion,  rely and act upon  telephone  or facsimile  Instructions  before the written  confirmation is received.

(D)   The   Custodian   has  offered  the  Client   security
procedures  for  the  transmission  of  Instructions  to the
Custodian (and the Client  acknowledges that it has received the same and agrees that the  security  procedures  mutually agreed to by the Client and the Custodian  are  commercially reasonable).  As long as the  Custodian  acts in  compliance with such security  procedures  and this Section 5, it shall have no further  duty to verify the identity or authority of the  person  giving or  confirming,  or the  genuineness  or contents of, any Instruction.

(E)   The   Custodian  is   authorized   to  rely  upon  any
Instructions  received  by  any  means,  provided  that  the
Custodian  and the  Client  have  agreed  upon the  means of transmission  and the  method  of  identification  for  such
Instructions.

(F)   Instructions   are  to  be   given   in  the   English
language.  The  Custodian may in its  reasonable  discretion and  without  any  liability  on its part,  act upon what it reasonably  believes in good faith such  Instructions to be;
notwithstanding  any other provision  hereof,  the Custodian shall  have  the  right,  in its  reasonable  discretion  to refuse to execute any such  Instruction  that the  Custodian believes in good faith to be unauthorized  or erroneous,  in which event the  Custodian  shall  notify the Client of such refusal and the reasons therefor without undue delay.

(G)   The  Client  agrees  to be bound  by any  Instructions
reasonably believed by the Custodian to be genuine,  whether or not  authorized,  given to the  Custodian in the Client's name and accepted by the  Custodian  without  negligence  in accordance with the provisions of this Section 5.

6.    PERFORMANCE BY THE CUSTODIAN
      ----------------------------

(A)   Custodial duties not requiring  further  Instructions.
      -----------------------------------------------------
In the absence of contrary  Instructions,  the  Custodian is authorized  by the  Client  to,  and where  applicable,  the
Custodian  shall promptly,  carry out the following  actions in relation to the Property:

      (i)   except as otherwise  provided in this Agreement,
            separately  identify the Property on its records
            as being held for the  account of the Client and
            segregate  all  Property  held on  behalf of the
            Client by the  Custodian  from the assets of the
            Custodian;

      (ii)  sign any  affidavits,  certificates of ownership
            or other  certificates  relating to the Property
            which may be required  by any tax or  regulatory
            authority  or  under  the  laws of any  relevant
            jurisdiction,     whether     governmental    or
            otherwise,  and whether  relating to  ownership,
            or income,  capital  gains or other tax, duty or
            levy (and the  Client  further  agrees to ratify
            and to  confirm  or to  do,  or to  procure  the
            doing  of,  such  things  as  may   lawfully  be
            necessary   or   appropriate   to   complete  or
            evidence  the  Custodian's  actions  under  this
            Section  6(A)(ii) or  otherwise  under the terms
            of this Agreement);

(iii) collect  and  receive,  for the account of the Client,
            all  income,   payments  and   distributions  in
            respect of the Property,  and credit the same to
            the Custody Cash Account;

      (iv)  take any action  which is  necessary  and proper
            in  connection   with  the  receipt  of  income,
            payments  and  distributions  as are referred to
            in Section 6(A)(iii) above,  including,  without
            limitation,  the  presentation  of  coupons  and
            other interest items;

      (v)   collect,  receive  and hold for the  account  of
            the  Client  any  capital  arising  out of or in
            connection  with  the  Property   whether  as  a
            result  of  it  being   called  or  redeemed  or
            otherwise  becoming  payable and credit the same
            to the Custody Cash Account;

      (vi)  take any action  which is  necessary  and proper
            in  connection  with the  receipt of any capital
            as is  referred  to in  Section  6(A)(v)  above,
            including,  without limitation, the presentation
            for  payment  of  any  Property   which  becomes
            payable  as a  result  of its  being  called  or
            redeemed or otherwise  becoming  payable and the
            endorsement  for  collection  of checks,  drafts
            and other negotiable instruments;

      (vii) take any action  which is  necessary  and proper
            to enable the  Custodian to provide  services to
            the Client  within,  and to observe  and perform
            its  obligations  in respect  of,  any  relevant
            Clearance System;

      (viii)      collect,  receive and hold for the account
            of the Client  all  Securities  received  by the
            Custodian  as  a  result  of a  stock  dividend,
            share     sub-division    or     reorganization,
            capitalization of reserves or otherwise;

(ix)  take any  action  which is  necessary  and  proper  in
            connection   with  the  receipt  of   Securities
            referred to in Section 6(A)(viii) above;

      (x)   exchange  interim  or  temporary   receipts  for
            definitive certificates,  and old or overstamped
            certificates  for new certificates and hold such
            definitive   and/or  new   certificates  in  the
            Custody Account;

      (xi)  make  cash   disbursements   for  any   expenses
            incurred  in  handling   the  Property  and  for
            similar   items   in    connection    with   the
            Custodian's   duties  under  this  Agreement  in
            accordance  with the Fee  Agreement,  and  debit
            the  same  to the  Client  Cash  Account  or any
            other account of the Client with the Custodian;

(xii) deliver  to  the  Client  transaction  advices  and/or
            regular   statements  of  account   showing  the
            Property  held  at  such  intervals  as  may  be
            agreed  between the  parties  hereto but subject
            always to applicable Rules; and

(xiii)      monitor on a continuing  basis the custody risks
            associated  with  maintaining  assets  with  any
            Eligible  Securities  Depository  (as defined in
            Rule  17f-7  under the 1940 Act) with  which the
            Client  maintains or proposes to maintain assets
            pursuant to this Agreement,  and promptly notify
            the Client of any material  change in such risks
            (Custodian   having   delivered   to  Client  an
            analysis of the custody  risks  associated  with
            maintaining   assets  with  each  such  Eligible
            Securities Depository);

            The  Custodian  agrees  to  exercise  reasonable
            care,  prudence and diligence in performing  the
            duties set forth in Section 6(c)(xii) above

(B)   Custodial   duties   requiring    Instructions.    The
      -----------------------------------------------
Custodian  is   authorized  by  the  Client  to,  and  where
applicable,  the  Custodian  shall,  carry out the following actions in relation  to the  Property  only upon  receipt of and in accordance with specific Instructions:

      (i)   make  payment  for  and  receive  Property,   or
            deliver or dispose of Property;

      (ii)  (subject    to    Section    7(C))   deal   with
            subscription,  rights,  bonus or  scrip  issues,
            conversions,   options,   warrants   and   other
            similar  interests  or any  other  discretionary
            right  in connection with the Property; and

      (iii) subject to the  agreement of the  Custodian,  to
            carry out any action other than those  mentioned
            in Section 6(A) above.

7.    REGISTRATION AND OTHER ACTION
      -----------------------------

(A)   The Client  understands and agrees that, except as may
be specified  in the Service  Standards,  Property  shall be registered  as the  Custodian  may direct either in the name of the  Custodian,  Subcustodian  or  Clearance  System,  or
nominee  of  any of  them,  in the  jurisdiction  where  the
Property is required to be  registered  or  otherwise  held;
provided,   however  that  the  books  and  records  of  the
Custodian  shall reflect that such  securities  are held for the benefit of the Client.  Where  feasible,  the  Custodian will  arrange  on  written  request  by the  Client  for the registration  of  Property  with the  issuer or its agent in
the  name  of  the  Client  or  its   nominee.   The  Client
understands  and agrees,  however,  that the Custodian shall
have   discretion   to   determine   whether   such   direct
registration is feasible.

(B)   The  Custodian   shall,   to  the  extent   reasonably
possible,  notify,  make available or deliver to the Client,
in  a  timely  manner,  all  official  notices,   circulars,
reports  and   announcements   that  are   received  by  the
Custodian in such capacity  concerning the  Securities  held on the Client's behalf that require discretionary action.

(C)   The  Custodian  shall  provide  proxy  services to the
Client only where there is a separate  agreement in relation to proxy services between the Custodian and the Client.

(D)   Upon  receipt  of  each   transaction   advice  and/or
statement of account,  the Client shall examine the same and notify the  Custodian  within sixty (60) days of the date of any such  advice or  statement  of any  discrepancy  between
Instructions   given   and  the   situation   shown  in  the
transaction  advice  and/or  statement,  and/or of any other errors  therein.  In the  event  that  the  Client  does not inform  the  Custodian  in  writing  of  any  exceptions  or objections  within  sixty  (60) days  after the date of such transaction  advice  and/or  statement,  the Client shall be deemed  to have  approved  such  transaction  advice  and/or statement.

8.    CUSTODY CASH ACCOUNT PAYMENTS
      -----------------------------

(A)   Except as otherwise  provided  herein,  the  Custodian
shall  make,  or cause its agents to make,  payments of cash credited to the Custody Cash Account:

      (i)   in  connection  with the  purchase  of  Property
            (other  than cash) for the account of the Client
            in accordance with Instructions;

      (ii)  in payment  for the account of the Client of (A)
            all Taxes,  fees, costs and expenses  reasonably
            incurred by the  Custodian  or its agents  under
            or  in   connection   with  the  terms  of  this
            Agreement;  provided  however,  no such payments
                        ------------------
            shall be made  for any  unusual  or  non-routine
            claims or  liabilities  unless  prior  notice is
            given and the  Client  consent is  obtained  and
            (B) all amounts owed to the  Custodian  pursuant
            to the Fee Agreement;

      (iii) for payments to be made in  connection  with the
            conversion,  exchange or  surrender  of Property
            held in the Custody Account;

      (iv)  pursuant   to   assured   payment    obligations
            incurred in the capacity of  settlement  bank on
            behalf   of  the   Client   within  a   relevant
            Clearance System;

      (v)   for other  purposes as may be  specified  by the
            Client in its Instructions; or

      (vi)  upon the  termination  of this  Agreement on the
            terms hereof;

PROVIDED  THAT,  unless  otherwise   agreed,   the  payments
--------------
referred  to above shall not exceed the funds  available  in the  Custody  Cash  Account at any time.  The  Client  shall promptly  reimburse the Custodian for any advance of cash or any such taxes, charges,  expenses,  assessments,  claims or liabilities  upon request for payment.  Notwithstanding  the foregoing,  nothing in this  Agreement  shall  obligate  the
Custodian to extend credit,  grant  financial  accommodation
or  otherwise   advance  moneys  to  the  Client  or  assume
financial  risk on behalf of the Client  for the  purpose of meeting any such  payments  or  otherwise  carrying  out any
Instructions.

(B)   Unless otherwise  provided  herein,  the proceeds from
the sale or  exchange  of  Property  will be credited to the
Custody  Cash  Account on the date the proceeds are actually received by the Custodian.

9.    ASSURED INCOME PAYMENT SERVICE
      ------------------------------

      The Custodian may, at its absolute  discretion,  offer
the Client an Assured Income  Payment  Service in respect of specific Securities,  as may be notified by the Custodian to the  Client  from  time to  time.  In  relation  to any such
Securities,  the Custodian may, at its absolute  discretion, cause  the  Custody  Cash  Account  to be  credited  with an
Assured   Payment  on  the  Assured  Payment  Date  relevant
thereto;  PROVIDED THAT the  Custodian  shall be entitled to
          -------------
reverse  any credit (in whole or in part) made in respect of that Assured  Payment if the Custodian  fails to receive the full amount  corresponding  to such Assured Payment within a reasonable  time,  as  determined  by the  Custodian  in its absolute  discretion,  after the  relevant  Assured  Payment
Date,  for any reason  whatsoever  other than as a result of the negligence or willful default of the Custodian.

      The Assured Income  Payment  Service shall be provided
by the  Custodian  in  accordance  with the  Assured  Income
Payment Standards.

10.   WITHDRAWAL AND DELIVERY
      -----------------------

      Subject  to the terms of this  Agreement,  the  Client
may at any time demand  withdrawal of all or any part of the
Property in the  Custody  Account  and/or the  Custody  Cash
Account.  Delivery  of any  Property  will be  made  without undue  delay at the  expense of the Client at such  location as the  parties  hereto  may  agree;  PROVIDED  THAT  if the
                                      --------------
Custodian  has  effected  any  transaction  on behalf of the
Client the  settlement  of which is likely to occur  after a withdrawal  pursuant to this Section 10, then the  Custodian shall be entitled in its  absolute  discretion  to close out or complete such transaction and to retain  sufficient funds from the Property for that purpose.

11.   ACCESS AND RECORDS
      ------------------

(A)   Access   to  the   Custodian's   Records.   Except  as
      ----------------------------------------
otherwise   provided   in   this   Agreement,   during   the
Custodian's  regular  business  hours  and upon  receipt  of reasonable  notice from the Client,  any officer or employee
of  the  Client,   any  independent   public   accountant(s)
selected  by the  Client and any  person  designated  by any regulatory  authority  having  jurisdiction  over the Client shall be  entitled  to examine on the  Custodian's  premises
Property held by the Custodian and the  Custodian's  records regarding  Property  deposited  with entities  authorized to hold  Property in  accordance  with  Section 12 hereof,  but
only  upon  the  Client's   furnishing  the  Custodian  with
Instructions to that effect;  PROVIDED THAT such examination
                              -------------
shall be  consistent  with the  Custodian's  obligations  of confidentiality to other parties.

(B)   Access to Third Party  Records.  The  Custodian  shall
      ------------------------------
also,  subject to  restrictions  under  applicable  laws and regulations,  use its best efforts to obtain from any entity with which the Custodian  maintains the physical  possession or  book-entry  record of any of the Property in the Custody
Account or the Custody  Cash  Account such records as may be required by the Client or its agents.

12.   USE OF AGENTS
      -------------

(A)   The  Custodian is  authorized  subject to any relevant
Rules,  to  appoint  agents  (each an  "agent",  which  term
includes,   without   limitation,   service   providers  and
Subcustodians,  but not Clearance Systems,  and which agents may be a member or  members  of the  Citicorp  Organization)
and to participate in Clearance Systems,  whether in its own name or that of the Client,  and whether by participation as a member,  sponsor or  settlement  bank within the Clearance
System,  to perform any of the duties of the Custodian under this  Agreement.  The  Custodian  may  delegate  to any such agent or Clearance  System any of its  functions  under this
Agreement,  including, without limitation, the collection of any payment or  payments,  whether of an income or a capital nature, due on the Property.

(B)   In  the   selection   and  use  of  such   agents  and
participation  in  such  Clearance  Systems,  the  Custodian
shall  comply  with  any  relevant   Rules,   and  shall  be
responsible  only for the  negligence  in the  selection  of such agents and Clearance  Systems and shall use  reasonable care,  prudence and diligence in such selection and use, but shall otherwise have no  responsibility  for the performance by such  agents or  Clearance  System  of any of the  duties delegated to them under this Agreement;  notwithstanding the foregoing,  the  Custodian  shall  be  responsible  for  the negligence,  fraud or willful  default  of any  Subcustodian that is a Branch or  subsidiary  of Citibank,  N.A.,  or any
Subcustodian or agent appointed to safekeep  property in the
United  States  (other  than a Clearance  System)  including without limitation,  the failure of any such Subcustodian to exercise  reasonable  care,  prudence  and  diligence in the performance of the service for which it was  appointed,  and shall  have the same level of  responsibility  to the Client for any nominee  company  controlled  by the Custodian or by
any  of  the   Custodian's   affiliated   companies  as  the
Custodian  has  for  itself,   and  shall  take  all  action
necessary  on  behalf of the  Client  to  obtain  recoveries claimed by Client.

(C)   Subject to any  relevant  Rules and  regulations,  the
Property  may be  deposited  with  any  Subcustodian  deemed appropriate  by the  Custodian  or in any  Clearance  System deemed  appropriate by the Custodian or a  Subcustodian,  as the case may be;  provided that  Property  shall not be held outside  of the  United  States  unless  (i) the  Client has identified  that it is an  investment  for which the primary market  is  outside  the  United  States  or cash  and  cash equivalents  and  (ii)  deposited  in  an  Eligible  Foreign
Custodian  approved by the Custodian as the Client's Foreign
Custody  Manager  pursuant  to Rule 17f-5 under the 1940 Act or an  Eligible  Securities  Depository  (as defined in Rule
17f-7 under the 1940 Act).  Property  held in any  Clearance
System   shall  be  subject   to  the  rules  or   operating
procedures  of  such  Clearance   System,   including  rules
regarding  supervision  or termination of membership of such
Clearance System, and such further  information  provided by
the  Custodian  to  the  Client,   or   acknowledgments   or
agreements  which may be required  from the Client,  for the purposes of this Section 12(C) in  connection  with use of a
Clearance  System  from  time to time.  The  Custodian  will direct each  Subcustodian and Clearance System to separately identify  on its books  Securities  held by it  pursuant  to this  Agreement  as  being  held  for  the  account  of  the
Custodian's  customers.   The  Custodian  will  direct  each
Subcustodian  and  Clearance  System to  segregate  any such
Securities  held by  such  entity  from  the  assets  of the
Custodian  and such  entity.  The  Custodian  shall take all reasonable  steps to insure that  Securities  are separately identified and segregated.

The  Client  is hereby  advised  that,  where the  Custodian arranges for any Property to be held overseas,  there may be different settlement,  legal and regulatory  requirements in overseas  jurisdictions  from those  applying  in the United
States,  together with different  practices for the separate identification of the Client's Property.

13.   CITICORP ORGANIZATION INVOLVEMENT
      ---------------------------------

(A)   To the extent  permitted by applicable law, the Client
hereby  authorizes  the  Custodian  without the need for the
Custodian to obtain the Client's prior consent:

      (i)   when acting on  Instructions  to purchase and/or
            sell  Property  from,  to or  through  itself or
            any other  member of the  Citicorp  Organization
            and from  and/or  to any other  customer  of the
            Custodian  or any other  member of the  Citicorp
            Organization; and

(ii)  to obtain and keep,  without  being  liable to account to the  Client,  any  commission  payable by any
            third party or any other  member of the Citicorp
            Organization   in   connection   with   dealings
            arising  out  of  or  in  connection   with  the
            Custody   Account   and/or  the   Custody   Cash
            Account,  but not to exceed usual and  customary
            commissions.

(B)   The  Client   agrees  and   understands   that  if  in
accordance with  Instructions,  an investment is made in any property,  held,  issued  or  managed  by any  member of the
Citicorp  Organization,  then such  member  of the  Citicorp
Organization   may  retain  a  usual  and  customary  profit
arising  therefrom (in addition to the charges,  commissions and  fees  payable  by  the  Client  under  this  Agreement)
without  being  liable to  account  to the  Client  for such profit.

(C)   The  Client  agrees  and  understands   that  (i)  the
Custodian  and other  members of the  Citicorp  Organization may  have  banking  or  other  business  relationships  with issuers  of  Securities  held  in  the  Custody  Account  or
Securities  purchased and sold for the Custody Account,  and
(ii) the  Custodian  shall not have any  obligations  to the
Client as a result of such relationships.

14.   SCOPE OF RESPONSIBILITY
      -----------------------

(A)   Subject to the terms hereof,  the Custodian  shall use
all reasonable  care in the  performance of its duties under
this   Agreement  and  will  exercise  the  due  care  of  a
professional   custodian   for  hire  with  respect  to  the
Property in its  possession or control.  The Custodian  will not be  responsible  for any loss or damage  suffered by the
Client as a result of the Custodian  performing  such duties unless  the loss or  damage  results  from  the  Custodian's negligence,  willful  misconduct or fraud or the negligence, willful  misconduct  or fraud of its  nominees or any branch
or  subsidiary  (or   subcustodian  or  agent  appointed  to
safekeep  Property  in  the  United  States,  other  than  a
Clearance  System);  in the  event  of  such  negligence  or
willful   misconduct  the  liability  of  the  Custodian  in
connection  with the loss or damage  will not exceed (i) the lesser of the current  replacement cost of any Securities or the  market  value of the  Securities  to which such loss or damage  relates  at the time the  Client  reasonably  should have been aware of such  negligence  or willful  misconduct, plus (ii) compensatory  interest up to that time at the rate
applicable   to  the  base  currency  of  the  Custody  Cash
Account.  Under  no  circumstances  will  the  Custodian  be liable to the Client for consequential loss or damage,  even if advised of the possibility of such loss or damage.

(B)   The   Custodian   is  not  obliged  to  maintain   any
insurance  on the  Property  held  under  the  terms of this
Agreement.

(C)   In the event that any law,  regulation,  decree, order
or government  act,  custom,  procedure or practice to which the Custodian,  or any  Subcustodian or Clearance  System is
subject,  or to which the  Property is subject,  prevents or limits the  performance of the duties and obligations of the
Custodian,  or any  Subcustodian  or Clearance  System then, upon  notice  thereof  to the  Client  only to the extent so limited,  until such time as the Custodian,  Subcustodian or
Clearance  System is again able to perform  such  duties and obligations  hereunder,  such duties and  obligations of the
Custodian,   Subcustodian  or  Clearance   System  shall  be
suspended.  For  purpose  of this  Section  14 (C)  customs,
practices  or  procedures   means  such  matters   affecting
settlement of securities  transactions  and the  safekeeping of assets as the  Custodian  as a  foreign  custody  manager would be required to  consider  in  determining  that assets maintained  in a custody  arrangement  in a country  provide reasonable  care and any change in such as would require the foreign custody manager to advise the Client.

(D)   Neither the  Custodian  nor any member of the Citicorp
Organization  shall be  responsible  for any loss or damage, or failure to comply or delay in complying  with any duty or obligation,  under or pursuant to this Agreement  arising as a  direct  or  indirect  result  of  any  reason,  cause  or
contingency   beyond  its  reasonable   control,   including
(without  limitation)  natural  disasters,  nationalization, currency restrictions,  act of war, act of terrorism, act of
God, postal or other strikes or industrial  actions,  or the failure,  suspension  or  disruption  of any relevant  stock exchange, Clearance System or market.

(E)   The  Custodian  does  not  warrant  or  guarantee  the
authenticity  or validity of any Security or other  Property received by the  Custodian,  or any other entity  authorized to hold  Property  under this  Agreement.  If the  Custodian becomes  aware of any  defect  in title  or  forgery  of any
Property, the Custodian shall promptly notify the Client.

(F)   The Client shall be responsible  for all filings,  tax
returns and reports on any transactions  undertaken pursuant to  this  Agreement,  or  in  respect  of  the  Property  or collections  relating to the Property as may be requested by any relevant authority,  whether  governmental or otherwise, and for the payment of all unpaid  calls,  Taxes  (including without limitation any value added tax), imposts,  levies or duties due on or with respect to any principal,  interest or
other  collections,   or  any  other  liability  or  payment
arising out of or in connection  with the  Property,  and in so far as the Custodian is under any obligation  (whether of a  governmental  nature  or  otherwise)  to pay the  same on behalf of the Client it may do so out of any  Property  held by the Custodian pursuant to the terms of this Agreement.

(G)   The  Custodian is not acting  under this  Agreement as
an investment  manager,  nor as an investment,  legal or tax adviser to the Client and the Custodian's  duty is solely to act as a  custodian  in  accordance  with the  terms of this
Agreement.

(H)   Nothing   herein  shall   obligate  the  Custodian  to
perform any obligation or to allow,  take or omit taking any action  which will breach any  relevant  Rules,  or any law, rule,  regulation  or practice of any  relevant  government,
stock   exchange,    Clearance    System,    self-regulatory
organization or market.

(I)   The  Custodian  may at any time  suspend or  terminate
its  participation  and  holding  of assets  in a  Clearance
System,  and will give  reasonable  notice to the  Client of
any  such  action.   In  such  case,  or  in  the  event  of
suspension  as  contemplated  in Section  14(C)  above,  the
Custodian  may arrange  for the  relevant  Securities  to be held in certificate form.

(J)   The Custodian  shall not be  responsible  for the acts
or   omissions,   default  or   insolvency  of  any  broker,
counterparty,  issuer of  Securities  or, except as provided in Section 12(B),  Subcustodian,  agent or Clearance System,
provided   however  that  the   Custodian   shall  take  all
reasonable  efforts  to  recover  amounts  due from any such broker, counterparty or issuer.

(K)   The  Custodian   shall  not  be  responsible  for  the
accuracy,  content or translation  of any notice,  circular, report,  announcement  or other  material  forwarded  to the
Client.

(L)   The   Custodian   shall  only  have  such  duties  and
responsibilities  as are  specifically set forth or referred to in this  Agreement,  and no covenant or obligation  shall be implied in this Agreement against the Custodian.

(M)   The Custodian  agrees to cooperate  with the Client to
the extent  reasonably  possible  to insure the  Custodian's
actions   and  the  holding  of   Property   hereunder   are
consistent  with Rule  17f-4 and Rule  17f-5  under the 1940
Act and  17f-7  under  the 1940 Act;  provided  however,  in
                                                       -
performing  its  obligations  with  respect to this  Section
14(M),  and  Section   6(A)(xii)  of  this  Agreement,   the
Custodian may obtain  information from sources the Custodian believes to be reliable,  but the Custodian does not warrant the  completeness  or  accuracy  of  any  such  information.
Notwithstanding   that  the   Custodian  is  not   obligated
hereunder  to  make  any  determination   regarding  whether
Property  held by the  Custodian in any Eligible  Securities
Depository,  as defined  in Rule  17f-7  under the 1940 Act, will be subject to  reasonable  care  pursuant to Rule 17f-5 under the 1940 Act, the  Custodian  will provide an analysis of the custody  risks  associated  with  maintaining  assets with such Eligible  Securities  Depository  and will monitor such  risks on an  ongoing  basis and  promptly  notify  the
Client  of  any   material   change  in  these   risks.   In
performing  its  responsibilities  hereunder,  the Custodian shall exercise reasonable care, prudence and diligence.
(N)   The  Custodian  agrees  that it will at all  times  be
bound by the  Instructions  and entitlement  orders from the
Client  and shall not  permit,  honor or act upon any prior, equal or contemporaneous  Claim to or instructions or orders of any kind with  respect to  Property  by or from any other
Person,  and  shall  keep all  Property  deposited  with the
Custodian  at all times  free from all  security  interests,
charges,   claims,   mortgages,   pledges  or  other  liens,
restrictions  or  encumbrances  other than those  arising in connection with settlement of transactions  pursuant to this
Agreement  and other  charges and  payments to  Custodian as permitted by this Agreement.

15.   LITIGATION; INDEMNITY
      ---------------------

(A)   The  Custodian  or any of its agents,  as the case may
be, may (but without being under any duty or obligation  to)
institute  or defend  legal  proceedings,  or take any other action  arising out of or in  connection  with the  Property and the  Client  shall  indemnify  the  Custodian  or  agent
against   any  costs   and   expenses,   including   without
limitation    any    reasonable    attorneys'    fees    and
disbursements,   arising  from  such  proceedings  or  other
action and make  available to the Custodian such security in respect  of such  costs and  expenses  as the  Custodian  or
agent  in  its  absolute   discretion   deems  necessary  or
appropriate.

(B)   In the  event  the  Custodian  does not  institute  or
      defend  legal  proceedings,  or take any other  action
      arising  out of or in  connection  with the  Property,
      the Custodian  hereby agrees that the Client shall, to
      the  extent of any loss of the  Client's  interest  in
      the   Property   and  to  the  extent   permitted   by
      applicable  law and not  prohibited  by  contract,  be
      subrogated  to all of the  rights of  recovery  of the
      Custodian  therefor  against any third party person or
      entity;   PROVIDED   THAT  nothing   herein  shall  be
             --------------------
      interpreted  as  granting  the  Client  any  rights to
      bring any direct  action  under any  insurance  policy
      issued in favor of the  Custodian  or as limiting  the
      Custodian's  right to bring  any  action  against  any
      such  third  party  for any  damages  suffered  by the
      Custodian.   Notwithstanding   any   other   provision
      hereof,  in no event shall the Custodian be obliged to
      bring  suit in its own  name or be  obliged  to  allow
      suit to be  brought  in its name  except to the extent
      necessary    to   be   entitled   to   seek    relief.
      Notwithstanding  anything  herein to the contrary,  in
      the  event   applicable   law  or  contract   prohibit
      subrogation,  the Custodian  shall institute or defend
      litigation  at the  request  and  cost of the  Client.
      Subject to the terms of this Section  15(B) and to the
      extent  permitted by law, the Custodian  shall execute
      and   deliver  any  and  all  such   instruments   and
      documents which the Client may reasonably  request and
      take such other  actions as  reasonably  necessary  or
      appropriate  to assist the Client in the  exercise  of
      such  rights of  recovery  and to enable the Client to
      recover  against any and all such third party  persons
      or   entities.   The  Client   shall   reimburse   the
      Custodian  for  any  reasonable   out-of-pocket  costs
      incurred in connection  with the actions  contemplated
      by this Section 15(B).

      (C)   The Client  agrees to  indemnify  the  Custodian
and to defend and hold the Custodian harmless against all
losses,  liabilities,  claims, expenses and Taxes, including any reasonable legal fees and disbursements,  (each referred to as a "LOSS") arising directly or indirectly:

      (i)   from the fact that the  Property  is  registered
            in the name of or held by the  Custodian  or any
            nominee  or  agent  of  the   Custodian  or  any
            Clearance System;

      (ii)  without   limiting  the  generality  of  Section
            15(C)(i),  from any act which the  Custodian  or
            any   nominee  or  agent   performs  or  permits
            (including  the  provision  of any  overdraft or
            other  financial  accommodation  which arises on
            the  books  of  the  Custodian,  whether  on  an
            advised or  unadvised  basis) in relation to the
            Property  pursuant  to  and in  accordance  with
            this Agreement or any Instructions;

      (iii) from the  Custodian or any such  nominee,  agent
            or   Clearance    System    carrying   out   any
            Instructions  pursuant  to  the  terms  of  this
            Agreement,    including,   without   limitation,
            Instructions  transmitted  orally, by telephone,
            telex,   facsimile  transmission  or  any  other
            means  agreed by the  Client  and the  Custodian
            from time to time or otherwise;

      (iv)  from any reclaim or refund of Taxes  effected by
            the Custodian or any agent for the Client; and

PROVIDED  THAT  the  Custodian   shall  not  be  indemnified
--------------
against or held harmless  from any liability  arising out of the Custodian's negligence, fraud or willful default.

(D)   The  disclosure  by the Client to the  Custodian  that
the Client has entered  into this  Agreement as the agent or representative  of  another  person  shall not  prevent  the
Custodian  from  being  entitled  to  treat  the  Client  as incurring all obligations as principal under this Agreement.

(E)   The  Custodian  shall  give  notice  of  any  Loss  in
respect   of  which  the   Client  is   obliged  to  provide
indemnification  pursuant  to this  Agreement.  Such  notice shall  describe  the Loss in  reasonable  detail,  and shall indicate the amount  (estimated,  if  necessary,  and to the extent  feasible)  of  the  Loss  that  has  been  or may be suffered by Custodian.

16.   SET-OFF
      -------

      In addition  to any other  remedies  available  to the
Custodian under  applicable law, the Custodian may, for cash settlement  purposes  only,  without  prior  notice  to  the
Client,  set off any  payment  obligation  owed to it by the
Client  against  any  payment  obligation  owed by it to the
Client  regardless  of the place of payment or  currency  of either  obligation  (and  for  such  purposes  may  make any currency conversion necessary).

17.   FEES AND EXPENSES
      -----------------

      Without  prejudice  to  any  of  its  liabilities  and
obligations  under this Agreement,  the Client agrees to pay
to  the   Custodian   from   time  to  time  such  fees  and
commissions  for its services  pursuant to this Agreement as
determined  in   accordance   with  the  terms  of  the  Fee
Agreement,  together  with any  applicable  taxes or levies, including,  without limitation,  all those items referred to
in  Section   8(ii)   hereof.   The   Custodian  is  further
authorized  to debit  upon prior  notice and  consent of the
Client (as well after as before the date of any  termination pursuant  to Section 19  hereof)  any  account of the Client with  the  Custodian,  including,  without  limitation,  the
Custody Cash Account,  for any amount owing to the Custodian from time to time under this Agreement.

18.   TAX STATUS/WITHHOLDING TAXES
      ----------------------------

(A)   The   Client   will   provide   the   Custodian   with
information as to its tax status as reasonably  requested by the Custodian from time to time.

(B)   The Client may be  required  from time to time to file
such proof of taxpayer status or residence,  to execute such
certificates   and  to   make   such   representations   and
warranties,   or  to  provide  any  other   information   or
documents in respect of the  Property,  as the  Custodian or any of its  agents may deem  necessary  or proper to fulfill the  obligations  of  the  Custodian  or  its  agents  under applicable  law. The Client shall  provide the  Custodian or its  agents,  as  appropriate,  in  a  timely  manner,  with copies,  or originals if necessary and  appropriate,  of any such  proofs of  residence,  taxpayer  status  or  identity, beneficial  ownership of Property and any other  information
or  documents   which  the   Custodian  or  its  agents  may
reasonably request.

(C)   If any Taxes shall become  payable with respect to any
payment due to the Client,  such Taxes may be withheld  from
such  payment  in  accordance   with   applicable  law.  The
Custodian  and any agents may  withhold  any  interest,  any dividends or other  distributions  or securities  receivable
in  respect  of  Securities,   proceeds  from  the  sale  or
distribution  of  Securities  ("Payments"),  or  with  prior notice to and  consent of Client may sell for the account of the Client any part  thereof or all of the  Securities,  and may apply such  Payment  and/or cash from the  Custody  Cash
Account in satisfaction of such Taxes,  the Client remaining liable  for  any  deficiency.  If  any  Taxes  shall  become payable  with  respect to any payment  made to the Client by the  Custodian or its agents in a prior year,  the Custodian or its agents may withhold  Payments in satisfaction of such prior year's Taxes.

(D)   In the event the Client  requests  that the  Custodian
provide  tax relief  services  and the  Custodian  agrees to provide such  services,  the Custodian or any of its agents, shall  apply for  appropriate  tax relief  (either by way of reduced  tax  rates  at the  time of an  income  payment  or retrospective  tax  reclaims  in  certain  markets as agreed from time to time);  PROVIDED  THAT the Client  provides  to
                     --------------
the  Custodian  such  documentation  and  information  as is
necessary  to  secure  such  tax  relief.   Custodian  shall
advise  Client of the necessary  documentation.  In no event shall the Custodian or any of its agents be responsible  for the  difference  between the statutory  rate of  withholding and the treaty rate of  withholding  if the Custodian or any of its agents are unable to secure tax relief.

19.   TERMINATION
      -----------

(A)   Either  of  the  parties  hereto  may  terminate  this
Agreement  by giving  not less than 60 days'  prior  written notice to the other party;  PROVIDED  THAT within 60 days of
                            --------------
such notice,  the Client shall  provide the  Custodian  with
Instructions  specifying  the  person to whom the  Custodian shall  deliver  the  Property  in the  Custody  Account  and
Custody  Cash  Accounts;   PROVIDED   FURTHER  THAT  if  the
                           ------------------------
Custodian  has  effected  any  transaction  on behalf of the
Client the  settlement  of which is likely to extend  beyond the expiration of such notice,  then the Custodian  shall be
entitled  in  its  absolute   discretion  to  close  out  or
complete such  transaction  and to retain  sufficient  funds from  the  Property  for that  purpose.  If  within  60 days
following   termination,   the  Client  fails  to  give  the
Custodian  Instructions  specifying  the  person to whom the
Custodian  shall deliver the Property in the Custody Account and Custody Cash Account,  the  Custodian  shall deliver the
Property to the Client at its address set out above.

(B)   The rights and  obligations  contained in Sections 15,
16,  17  and  18  of  this   Agreement   shall  survive  the
termination of this Agreement.

20.   ASSIGNMENT
      ----------

      This  Agreement  shall bind and enure for the  benefit
of the parties  hereto and their  respective  successors and
permitted   assigns,   and  the  Client  shall  not  assign,
transfer or charge all or any rights or  benefits  hereunder
without  the   written   consent  of  the   Custodian.   The
Custodian  may not assign,  transfer or charge all or any of
its  rights  or  benefits   hereunder  without  the  written
consent of the Client;  PROVIDED HOWEVER that this Agreement
                        ----------------
may be assigned by the  Custodian  to another  member of the
Citicorp  Organization  with equal or  greater  shareholders equity with prior  written  notice to the  Client,  and such assignee  shall,  without  the  execution  or  filing of any consents or other  documents,  succeed to and be substituted for the  Custodian  with like effect as though such assignee had been originally  named as the Custodian  hereunder.  Any
purported   assignment,   transfer   or   charge   made   in
contravention  of this Section shall be null and void and of no effect whatsoever.

21.   INTENTIONALLY DELETED.
      ----------------------

22.   DISCLOSURE
      ----------

(A)   The Client agrees and  understands  that the Custodian
or  its  agents  may  disclose  information   regarding  the
Custody  Account and/or the Custody Cash Account if required to do so (i) to  establish  under  the laws of any  relevant
jurisdiction   the  nominee  (or  similar)   status  of  the
Custodian  or its agents  with  respect to  Property  in the
Custody  Account and/or Custody Cash Account for the purpose of  performing  or  discharging  its duties and  obligations under this  Agreement,  (ii) to enable  auditors  to perform
auditing   services,   (iii)  to  make  the   required   tax
certifications  in the relevant  jurisdictions,  (iv) by any applicable  law,  statute or  regulation  or court  order or similar process in any relevant  jurisdiction,  (v) by order of an authority  having power to require  disclosure  by the
Custodian  or its  agents  within the  jurisdiction  of such authority,  whether of a  governmental  nature or otherwise, or  (vi)  where  required  by  the  operating  rules  of any relevant Clearance System.

(B)   The  Client  hereby  authorizes  (i)  the  collection,
storage and  processing of any  information  relating to the
Client  by the  Custodian  and the  Branches,  subsidiaries, affiliates  and agents  of, or  Clearance  Systems  used by,
Citibank,  N.A.;  and (ii) the  transfer of any  information
relating  to  the  Client  to  and  between  the   Branches,
subsidiaries,   affiliates   and  agents  of,  or  Clearance
Systems used by,  Citibank,  N.A. and third parties selected by any of them,  wherever situated,  for confidential use in connection  with the  provision  of  services to the Client, and further  acknowledges that any such Branch,  subsidiary, affiliate,  agent,  third party or Clearance System shall be entitled to  transfer  any such  information  as required by any  law,  court,  legal  process  or as  requested  by  any authority  in  accordance  with which it is required to act, as it shall  reasonably  determine.  Custodian  shall advise
Client prior to any such disclosure.

(C)   The  Client  agrees  that the terms of this  Agreement
shall  be  kept   strictly   confidential   and  no  printed
materials  or  other  matter  in  any  language   (including
without limitation,  prospectuses,  statements of additional information,  notices to  shareholders,  annual  reports and promotional  materials)  which mention  Citicorp,  Citibank,
N.A.  or the  Custodian's  name,  or the  rights,  powers or duties of the  Custodian,  shall be issued by the  Client or on the Client's  behalf  unless  Citibank,  N.A.  and/or the
Custodian  (as  applicable)   shall  first  have  given  its
specific  written  consent  thereto;  PROVIDED THAT no prior
                                      -------------
consent  shall  be  required  if the only  reference  to the
Custodian's  name is in identifying  the Custodian as one of the  Client's  custodians  and/  or  describing  Custodian's responsibilities for Client per the terms of this Agreement.

23.   NOTICES
      -------

      All  notices  and  communications  to be  given by one
party to the other under this Agreement  shall be in writing in the English  language  and (except for  notices,  reports and information from the Custodian,  and Instructions  given by  electronic  means)  shall  be made  either  by  telex or facsimile,  other  electronic means agreed to by the parties or by  letter  addressed  to  the  party  concerned  at  the addresses  set out above (or at such other  addresses as may be  notified  in writing  by either  party to the other from time to time).  Any such notice or  communication  hereunder shall be effective upon actual receipt.

24.   GOVERNING LAW AND JURISDICTION
      ------------------------------

(A)   This  Agreement  shall be governed by and construed in
accordance  with  the  internal  laws  (and  not the laws of conflict)  of the state of New York.  The Client  agrees for the benefit of the Custodian and,  without  prejudice to the right of the Custodian to take any  proceedings  in relation hereto  before any other  court of  competent  jurisdiction, that  the  courts  of the  State  of  New  York  shall  have jurisdiction  to hear and  determine  any  suit,  action  or proceeding,  and to settle any disputes, which may arise out of or in  connection  with  this  Agreement  and,  for  such
purposes,   irrevocably   submits   to   the   non-exclusive
jurisdiction of such courts.

(B)   Each party hereto  waives any objection it may have at
any  time  to  the  laying  of  venue  of  any   actions  or
proceedings  brought  in a court of the  State of New  York, waives any claim that such actions or proceedings  have been brought  in an  inconvenient  forum and  further  waives the right to object  that such court does not have  jurisdiction over such party.

(C)   The Client  irrevocably  waives, to the fullest extent
permitted by applicable  law, with respect to itself and its revenues and assets  (irrespective  of their use or intended use),  all immunity on the grounds of sovereignty or similar grounds  from (i)  suit,  (ii)  jurisdiction  of any  court,
(iii)  relief  by  way of  injunction,  order  for  specific performance or for recovery of property,  (iv) attachment of its  assets  (whether  before  or after  judgment),  and (v)
execution or  enforcement of any judgment to which it or its revenues  or  assets  might  otherwise  be  entitled  in any actions  or  proceedings  in such  courts,  and  irrevocably agrees,  to the fullest extent  permitted by applicable law, that it will not claim such  immunity in any such actions or proceedings.

(D)   The Client  hereby  understands  and  agrees  that the
opening of, the  holding of all or any part of the  Property in, and the delivery of any  Securities  and other  Property to or from,  the Custody  Account and Custody  Cash  Account and the  performance of any activities  contemplated in this
Agreement  by  the  Custodian,   including   acting  on  any
Instructions,  are  subject  to  the  relevant  local  laws, regulations,  decrees,  orders,  government  acts,  customs, procedures and practices (i) to which the Custodian,  or any
Subcustodian  or  Clearance  System,  is subject and (ii) as exist in the country in which the Property is held.

25.   MISCELLANEOUS
      -------------

(A)   This  Agreement  shall  not  be  amended  except  by a
written  agreement  and  any  purported  amendment  made  in contravention  of this Section shall be null and void and of no effect whatsoever.

(B)   This  Agreement  and the Amended and Restated  Foreign
Custody  Manager   Agreement  shall  constitute  the  entire
agreement  between the Client and the Custodian and,  unless otherwise  expressly  agreed in  writing,  shall  supersede, amend,  restate and replace all prior agreements relating to global  custodial  services,  written or oral,  between  the
parties   hereto;   provided,   however,   that  the  Pooled
Repurchase  Custody  Agreement  dated  September 27, 1993 as amended by the First  Amendment  thereto  dated  June,  1994
between   the   Custodian   and  certain   Oppenheimer   and
Centennial  Funds  including the Client shall remain in full force and  effect,  and in the event of any  inconsistencies between  the  provisions  of this  Agreement  and the Pooled
Repurchase  Custody  Agreement,  the latter  agreement shall control.

(C)   The parties hereto agree that (i) the rights,  powers,
privileges  and  remedies   stated  in  this  Agreement  are
cumulative   and  not  exclusive  of  any  rights,   powers,
privileges   and   remedies    provided   by   law,   unless
specifically  waived,  and  (ii)  any  failure  or  delay in exercising any right power,  privilege or remedy will not be deemed  to  constitute  a waiver  thereof  and a  single  or partial  exercise of any right,  power,  privilege or remedy will not  preclude  any  subsequent  or further  exercise of that or any other right, power, privilege or remedy.

(D)   In the event that any provision of this Agreement,  or
the  application  thereof  to any  person or  circumstances, shall be determined by a court of proper  jurisdiction to be invalid  or  unenforceable  to  any  extent,  the  remaining provisions of this  Agreement,  and the  application of such provisions to persons or  circumstances  other than those as to  which  it is held  invalid  or  unenforceable,  shall be unaffected  thereby and such  provisions  shall be valid and enforced  to the  fullest  extent  permitted  by law in such jurisdiction.

(E)   Titles to Sections of this  Agreement are included for
convenience  of reference  only and shall be  disregarded in construing the language contained in this Agreement.

(F)   This    Agreement   may   be   executed   in   several
counterparts,  each of which shall be an  original,  but all
of  which  together  shall   constitute  one  and  the  same
agreement.

      IN WITNESS  WHEREOF,  the  parties  hereto have caused
this Agreement to be executed by their  respective  officers thereunto duly authorized.

CITIBANK, N.A., New York Office           OPPENHEIMERFUNDS,
INC.

                                               By:    /s/
                                                      ------
Katherine P. Feld
------------------
     By:  /s/ Eugene Fauquier
          --------------------
     Eugene Fauquier                           Katherine  P.
                                             Feld,      Vice
                                             President

Name:  Eugune Fauquier_________     on    behalf   of   each
       ---------------
investment company identified on Appendix A
Title:  Vice President       attached  hereto   individually
        -----------------
and severally, and not jointly and severally

                         APPENDIX A

FUND      ACCOUNT #    ACCOUNT NAME
----      ---------    ------------

150       099920       Centennial Money Market Trust
160       099862       Centennial Tax Exempt Trust
170       099975       Centennial Government Trust
180       845873       Centennial California Tax Exempt Trust
200       345246       Oppenheimer Money Market Fund
205                    Oppenheimer Series Fund, Inc. for the account of
                          Oppenheimer Disciplined Allocation Fund
211                    Oppenheimer Trinity Core Fund
215                    Oppenheimer Global Growth & Income Fund
220       847143       Oppenheimer U.S. Government Trust
225       847940       Oppenheimer Quest Value
236       847941       Oppenheimer Quest Opportunity Value
251       847942       Oppenheimer Quest Small Cap Value
254       847945       Oppenheimer Quest Global Value
257       847943       Oppenheimer Quest Balanced Value Fund
261                    Oppenheimer Europe Fund
270                    Oppenheimer Growth Fund
300                    Oppenheimer Capital Income Fund
310       347080       Oppenheimer Municipal Bond Fund
345                    Bond Fund Series for the account of
                          Oppenheimer Convertible Securities Fund
351       849393       Oppenheimer Legacy Program/Growth Pool
352       849394       Oppenheimer Legacy Program/Income Pool
353       849396       Oppenheimer Legacy Program/Money Pool
355       847622       Limited Term New York Municipal Fund
365       847621       Rochester Fund Municipals
360       847141       Oppenheimer New York Municipal Fund
375                    Oppenheimer Series Fund, Inc. for the account of
                          Oppenheimer Value Fund
381                    Oppenheimer Trinity Value Fund
395       847331       Oppenheimer New Jersey Municipal Fund
410                    Oppenheimer Gold & Special Minerals Fund
416       849286       Oppenheimer Core Plus Fund
420                    Oppenheimer Total Return Fund, Inc.
500                    Oppenheimer Select Managers for the account of
                          Mercury Advisors S&P 500 Index Fund
510                    Oppenheimer Select Managers for the account of
                          Mercury Advisors Focus Growth Fund
515                    Oppenheimer Select Managers for the account of
                          QM Active Balanced Fund
                       Oppenheimer Select Managers for the account of
520                       Jennison Growth Fund
525                    Oppenheimer Select Managers for the account of
                          Salomon Brothers Capital Fund
530                    Oppenheimer Select Managers for the account of
                          Gartmore Millenium Growth Fund II
595                    Oppenheimer Special Value Fund
600                    Oppenheimer Multi Cap Value Fund
700                    Oppenheimer Main Street Funds, Inc. for the
                       account of
                          Oppenheimer Main Street Growth & Income Fund
715                    Oppenheimer Concentrated Growth Fund
721                    Oppenheimer Emerging Growth Fund
731                    Oppenheimer Main Street Opportunity Fund
740       845861       Oppenheimer Pennsylvania Municipal Fund
745                    Oppenheimer MidCap Fund
755       849103       Oppenheimer Capital Preservation Fund
760       845764       Oppenheimer Cash Reserves
765                    Oppenheimer Emerging Technologies Fund
775                    Oppenheimer Trinity Large Cap Growth Fund
780       845766       Centennial New York Tax Exempt Trust
790       845767       Oppenheimer California Municipal Fund
795       847279       Oppenheimer Rochester National Municipals
                           (Formerly Oppenheimer Florida Municipal Fund)
855       846077       Oppenheimer Limited Term Government Fund
860       846078       Oppenheimer Intermediate Municipal Fund
870       846080       Centennial America Fund
885                    Oppenheimer Enterprise Fund